SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

            THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of November 12, 2007, is among ELIZABETH ARDEN, INC., a Florida Corporation (the "Borrower"), the banks listed on the signature pages hereto (the "Banks"), JPMORGAN CHASE BANK, N.A. (formerly JPMorgan Chase Bank), as the administrative agent (the "Administrative Agent"), and Bank OF AMERICA, N.A. (successor in interest by merger to Fleet National Bank), as the collateral agent (the "Collateral Agent").

RECITALS:

            The Borrower, the Administrative Agent, the Collateral Agent and the banks party thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of December 24, 2002 (as the same has been modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated February 25, 2004, that certain Second Amendment to Second Amended and Restated Credit Agreement dated June 2, 2004, that certain Third Amendment to Second Amended and Restated Credit Agreement dated September 30, 2004, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated November 2, 2005, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated August 11, 2006 and that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of August 15, 2007, the "Agreement"). The Borrower and the Guarantors have requested that the Agents and the Banks amend certain provisions of the Agreement and the Administrative Agent, the Collateral Agent, and the Banks party hereto have agreed to do so on and subject to the terms set forth herein.

            NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE I

Definitions

               Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II

Amendments

               Section 2.1.    Amendment to Section 2.09(Reduction or Termination of Commitments). Clause (b) of Section 2.09 of the Agreement is amended in its entirety to read as follows:

          (b)   Unless earlier reduced or terminated pursuant to Section 2.09(a), the aggregate amount of the Commitments shall: (i) be reduced to $275,000,000 on October 31, 2007; (ii) be reduced to $250,000,000 on December 15, 2007; and (iii) terminate on the Termination Date.

ARTICLE III

Miscellaneous

               Section 3.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agents and the Banks agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Borrower (and by their execution of this Amendment below, each Guarantor) agrees that the term "Obligations" as that term is defined in the Agreement, includes, without limitation, the obligations, indebtedness and liability of the Borrower arising under the Agreement as amended hereby and as a result, the obligations, indebtedness and liabilities secured by the Security Agreement and guaranteed by the Guaranty Agreement include all the Obligations, including, without limitation, the obligations, indebtedness and liability of the Borrower arising under the Agreement as amended hereby.

               Section 3.2.    Representations and Warranties; Release. The Borrower hereby represents and warrants to the Agents and the Banks as follows: (a) no Default exists; (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date and the representations and warranties in the first sentence of Section 4.15(b) which shall be deemed made as of the Effective Date; and (c) the indebtedness incurred and to be incurred pursuant to the Agreement, as amended hereby, is permitted under the terms of the Senior Subordinated Note Indenture and the terms of the other Indentures, in each case, to the extent the applicable Indenture is still in effect. IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND EACH GUARANTOR (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

               Section 3.3.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Bank or any closing shall affect the representations and warranties or the right of any Agent or any Bank to rely upon them.

               Section 3.4.    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

               Section 3.5.    Expenses of Administrative Agent. As provided in the Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the reasonable costs and fees of the Administrative Agent's legal counsel provided it sends an invoice to the Borrower beforehand and addresses reasonable questions.

               Section 3.6.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

               Section 3.7.    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

               Section 3.8.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, each Bank, the Borrower, each Guarantor and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

               Section 3.9.    Effectiveness; Counterparts. This Amendment shall become effective when the Administrative Agent shall have received this Amendment duly executed by the Borrower, the collateral Agent, the Guarantors and the Banks. This Amendment may be executed in one or more counterparts and on telecopy or other electronic counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               Section 3.10.   Effect of Waiver. No consent or waiver, express or implied, by any Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

               Section 3.11.   Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

               Section 3.12.   ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

             Executed as of the date first written above.

ELIZABETH ARDEN, INC., as the Borrower

By:	/s/ Marcey Becker

Marcey Becker, Senior Vice President, Finance

JPMORGAN CHASE BANK, N.A. (formerly JPMorgan Chase Bank), individually as a Bank, an Issuing Bank and as Administrative Agent

By:	/s/ Christy L. West

Christy L. West, Vice President

Bank OF AMERICA, N.A. (successor in interest by merger to Fleet National Bank), as Collateral Agent and a Bank

By:	/s/ Scott A. McCaughey

Name:	Scott A. McCaughey
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC. (assignee of LaSalle Business Credit, L.L.C.)

By:	/s/ Robyn Pingree

Name:	Robyn Pingree
Title:	Vice President

U.S. BANK BUSINESS CREDIT (formerly known as Firstar Bank N.A.)

By:	/s/ Jeffrey D. Patton

Name:	Jeffrey D. Patton
Title:	Asset-Based Loan Officer

WACHOVIA Bank, National Association (formerly known as First Union National Bank)

By:	/s/ Maura Atwater

Name:	Maura Atwater
Title:	Vice President

CREDIT SUISSE, Cayman Islands Branch (formerly known as Credit Suisse First Boston)

By:	/s/ Karl Studer

Name:	Karl Studer
Title:	Director

By:	/s/ Alain Schimd

Name:	Alain Schmid
Title:	Assistant Vice President

NATIONAL CITY BUSINESS CREDIT, INC. (successor to The Provident Bank)

By:	/s/ Michael P. Gutia

Name:	Michael P. Gutia
Title:	Vice President

CONSENT OF GUARANTORS AND REAFFIRMATION OF LOAN DOCUMENTS

            Each of the Guarantors consent and agree to this Amendment (including without limitation, the provisions of Sections 3.1 and 3.2 hereof) and agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

F D MANAGEMENT, INC.

By:	/s/ Stephen J. Smith

Stephen J. Smith, Vice President & Treasurer

D F ENTERPRISES, INC.

By:	/s/ Stephen J. Smith

Stephen J. Smith, Vice President & Treasurer

ELIZABETH ARDEN INTERNATIONAL HOLDING, INC., (formerly FFI International, Inc.)

By:	/s/ Marcey Becker

Marcey Becker, Vice President

RDEN MANAGEMENT, INC.

By:	/s/ Stephen J. Smith

Stephen J. Smith, Vice President & Treasurer

ELIZABETH ARDEN (FINANCING), INC.

By:	/s/ Stephen J. Smith

Stephen J. Smith, Vice President & Treasurer

ELIZABETH ARDEN TRAVEL RETAIL, INC.

By:	/s/ Stephen J. Smith

Stephen J. Smith, Vice President & Treasurer